Principal Exchange-Traded Funds
Supplement dated March 30, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

FUND SUMMARY FOR PRINCIPAL HEALTHCARE INNOVATORS ETF
The Principal Healthcare Innovators ETF is currently considered passively managed because it seeks performance results that closely correspond, before expenses, to those of an underlying index. Additionally, the Fund is subject to a fundamental investment restriction relating to industry concentration that is tied to its underlying index. At its December 2021 meeting, the Fund's Board approved a proposal for the Fund to become actively managed. As a result, the Board also approved amending the fundamental investment restriction relating to industry concentration and recommended that the Fund's shareholders vote in favor of the change at a shareholder meeting to be held May 24, 2022.
Subject to such shareholder approval, as well as to Securities and Exchange Commission Staff comments that the Fund may receive with respect to related amendments to the Fund's registration statement, the Fund expects that the following changes will be effective on or about July 15, 2022, when the Fund expects to begin transitioning to active management:
Delete the Objective and replace with the following:
Objective:     The Fund seeks long-term growth of capital.
Add the following at the end of the Portfolio Turnover section:
The Fund's transition to active management may cause it to experience an abnormally high level of portfolio turnover during the period of the transition.
Delete the Principal Investment Strategies and replace with the following:
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the healthcare sector. For this fund, healthcare companies are those classified as Health Care according to Global Industry Classification Standard. For security selection and portfolio construction, Principal Global Investors, LLC (“PGI”) uses a proprietary quantitative model designed to identify equity securities (emphasizing growth stock) of small and medium capitalization in the Russell 2000 Healthcare Index, while seeking to exclude the least liquid securities. The Fund invests significantly in early-stage companies within the healthcare equipment and supplies, pharmaceuticals, biotechnology, and life sciences industries that are not yet consistently profitable. Examples include companies developing products and services and companies in the pre-marketing stage seeking regulatory approvals.
The Fund’s holdings are expected to be rebalanced at least annually. However, PGI may make any adjustments to the model and Fund holdings at its discretion. In constructing and revising the model and managing the Fund’s investments, PGI uses insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that may impact the Fund and its holdings.
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the healthcare sector.
Under Principal Risks, delete the Index Fund Risk and Industry Concentration Risk, and replace with the following in alphabetical order:
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Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.
•Healthcare Sector Risk. The Fund invests 25% or more of its assets in one or more industries within the healthcare sector. A fund that invests in securities of companies in the healthcare sector (which includes companies involved in several industries, including biotechnology research and production, drugs and pharmaceuticals and health care equipment and services) is subject to the direct risks of investing in such companies. These companies are subject to extensive competition (due to, among others, generic drug sales or the loss of patent protection), product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a proposed product will ever come to market. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Under Performance, add the following before the Total Returns as of December 31 bar chart and as a footnote to the Average Annual Total Returns table:
Prior to July 15, 2022, the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to that date may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
Under Performance, add the following row to the Average Annual Total Returns table (table heading is included here for clarity):

Average Annual Total Returns (Based on NAV)
For the periods ended December 31, 2020
	1 Year	Life of Fund
Russell 2000 Healthcare Index (reflects no deductions for fees, expenses, or taxes)	45.30%	21.50%
Under Performance, add the following at the end of the section:
Effective July 15, 2022, the Fund changed its primary broad-based index to the Russell 2000 Healthcare Index in connection with the Fund's change to an actively managed Fund. Prior to that date, the Fund was passively managed to correspond to the Nasdaq US Health Care Innovators Index.

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